UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2013, CHP Partners, LP, the operating partnership (“Operating Partnership”) of CNL Healthcare Properties, Inc. (“we” or the “Company”) entered into an Asset Purchase Agreement (“Arkansas Skilled Nursing Properties Purchase Agreement”) with each of BHC Properties, LLC (“BHC”), WHC Properties, LLC (“WHC”), SHC Properties, LLC (“SHC”), NHC Properties, LLC (“NHC”), MHC Properties, LLC (“MHC”), and JHC Properties, LLC (“JHC”), each an Arkansas limited liability company (each a “Seller” and, collectively, the “Sellers”) to acquire six (6) skilled nursing facilities that will be leased to affiliates of Capital Senior Care Ventures (“Tenant”), each of which is located in Arkansas (the “Arkansas Skilled Nursing Properties”). The aggregate purchase for the Arkansas Skilled Nursing Properties is approximately $56.4 million. None of the Sellers are affiliated with the Company or the Tenant.

The Arkansas Skilled Nursing Properties have an aggregate of 780 beds:

Property	Location	Number of Beds

Batesville Healthcare Center	Batesville, AR	116
Broadway Healthcare Center	West Memphis, AR	119
Jonesboro Healthcare Center	Jonesboro, AR	136
Magnolia Healthcare Center	Magnolia, AR	140
Mine Creek Healthcare Center	Nashville, AR	78
Searcy Healthcare Center	Searcy, AR	191

Also on April 23, 2013, the Sellers joined as parties to the Operations Transfer Agreement (“OTA”) among the Sellers, Batesville Healthcare Center, LLC, West Memphis Healthcare Center, LLC, Searcy Healthcare Center, LLC, Mine Creek Healthcare Center, LLC, Magnolia Healthcare Center, LLC, Jonesboro Healthcare Center, LLC and Lake Village Residential Care Center, LLC, (each an “Existing Operator” and, collectively, the “Existing Operators”) and Tenant. Pursuant to the Operations Transfer Agreement, upon the closing of the acquisitions, each Existing Operator will enter into a sublease with respect to the applicable Arkansas Skilled Nursing Property with Tenant.

In connection with the proposed purchase of the Arkansas Skilled Nursing Properties, our Operating Partnership has paid a $5 million earnest money deposit, which will be held in escrow and applied to the purchase price at closing, or refunded to us (less fees and expenses of the Escrow Agent) if we terminate the agreement before the end of the specified due diligence period. If we do not terminate the agreement before the end of the specified due diligence period, the earnest money deposit will be non-refundable.

We anticipate that we will be financing the transaction with a variable rate term loan, which will be approximately 53% of the purchase price.

We currently are conducting our due diligence investigation of the Arkansas Skilled Nursing Properties. The closing of the acquisitions described above is subject to certain contingencies, including (i) satisfactory results from our due diligence investigation, (ii) a condition that requires that we close on all or none of the Arkansas Skilled Nursing Properties, (iii) the consummation of the transactions contemplated under the OTA. There can be no assurance that any or all of these conditions will be satisfied or that we will close on the purchase of the Arkansas Skilled Nursing Properties on the terms set forth above or otherwise. Assuming that outstanding contingencies are satisfied, we anticipate that the closing of the Arkansas Skilled Nursing Properties will take place on or before May 31, 2013.

Item 9.01 Financial Statements and Exhibits.

(c) Not applicable

(d) Exhibits

10.1	Asset Purchase Agreement made as of April 23, 2013, by and among BHC Properties, LLC, WHC Properties, LLC, SHC Properties, LLC, NHC Properties, LLC, MHC Properties, LLC, JHC Properties, LLC and CHP Partners, LP.

10.2	Operations Transfer Agreement made as of April 23, 2013, effective as of date of closing, by and among BHC Properties, LLC, SHC Properties, LLC, NHC Properties, LLC, MHC Properties, LLC, JHC Properties, LLC, LVRC Properties, LLC (Sellers), Batesville Healthcare Center, LLC, West Memphis Healthcare Center, LLC, Searcy Healthcare Center, LLC, Mine Creek Healthcare Center, LLC, Magnolia Healthcare Center, LLC, Jonesboro Healthcare Center, LLC, Lake Village Residential Care Center, LLC (Existing Operators), Arkansas SNF Operations Acquisition III, LLC, Arkansas SNF Operations Acquisition, LLC, Batesville Health and Rehab, LLC, Broadway Health and Rehab, LLC, Searcy Health and Rehab, LLC, Mine Creek Health and Rehab, LLC, Magnolia Health and Rehab, LLC, Jonesboro Health and Rehab, LLC, and Lake Village Senior Living, LLC (New Operators).

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.cnlhealthcareproperties.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer